UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): July 28, 2005


                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

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          Nevada                          000-24962               75-2863583
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(State or Other Jurisdiction of          (Commission            (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)
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            1919 S Highland Ave, Suite 125D, Lombard, Illinois 60148
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (630) 652-1300


                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 28, 2005, Ehrhardt Keefe Steiner & Hottman PC ("Ehrhardt") resigned as the independent registered public accountants for GlobalNet Corporation, a Nevada corporation (the "Company").

During the last two fiscal years ended December 31, 2003 and 2002, and through July 28, 2005, (i) there were no disagreements between the Company and Ehrhardt on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ehrhardt would have caused Ehrhardt to make reference to the matter in its reports on the Company's financial statements, and (ii) Ehrhardt's report on the Company's financial statements did not contain any adverse opinion, disclaimer of opinion, or modification or qualification of opinion except for the issuance of a going concern uncertainty explanatory paragraph and during the fourth quarter ended December 31, 2003 Ehrhardt advised the Company that a material weakness existed as described below. During the last two fiscal years ended December 31, 2003 and 2002, and through July 28, 2005, there were no reportable events as the term described in Item 304(a)(i)(iv) of Regulation S-B.

The Company has requested that Ehrhardt furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with Form 8-K filed on August 2, 2005 (the "Initial 8-K"). Ehrhardt directed such letter to the SEC and has verbally authorized the Company to file such letter with the SEC. Said letter is attached hereto as Exhibit 16.1 to this amended Form 8-K. In said letter, Ehrhardt agreed with the statements contained in the Initial 8-K, except as follows:

      o Ehrhardt's reports on the consolidated financial statements for the years ended December 31, 2003 and 2002 contained a going concern uncertainty explanatory paragraph.

      o Ehrhardt advised the Company that during the fourth quarter ended December 31, 2003 that material weaknesses existed relating to the preparation of accurate and timely financial statements.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            Exhibit Number    Description
            --------------    --------------------------------------------------
                 16.1         Letter from Ehrhardt Keefe Steiner & Hottman PC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET CORPORATION


Date: August 18, 2005                       By: /s/ Thomas Dunn
                                                --------------------------
                                                Name:  Thomas Dunn
                                                Title: CFO